UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2025

VIMEO, INC.

(Exact name of registrant as specified in  charter)

Delaware	001-40420	85-4334195
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

330 West 34th Street, 5th Floor New York, NY 10001	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 524-8791

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:85

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01	VMEO	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On September 3, 2025, Vimeo, Inc. (the “Company”) announced a reduction of its global full-time headcount by just under 10%. The headcount reduction is part of the Company’s effort to ensure focus and efficiency. It is expected that the implementation of the headcount reduction will be substantially complete by the end of the fourth quarter of 2025. Potential position eliminations in each country are subject to local law and consultation requirements.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act.

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “will,” “may,” “could,” “should,” “would,” “anticipates,” “estimates,” “expects,” “plans,” “projects,” “forecasts,” “intends,” “targets,” “seeks” and “believes,” as well as variations of these words or comparable words, among others, generally identify forward-looking statements. These forward-looking statements include, among others, statements relating to timing associated with our reduction-in-force. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available. These forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions. Actual results could differ materially from those contained in or implied by these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIMEO, INC.

By:	/s/ Jessica Tracy
Name:	Jessica Tracy
Title:	General Counsel and Secretary

Date: September 3, 2025